Exhibit 99.5

                                VOTING AGREEMENT

         This VOTING AGREEMENT (the "Agreement") is entered into effective as of June 24, 2004, (the "Effective Date") by and among USED KAR PARTS, INC., a Florida corporation (the "Company"), the parties listed in Exhibit A hereto (collectively, the "Xenomics Shareholders"), the parties listed in Exhibit B hereto (collectively, the "Original Shareholders"), the parties listed in Exhibit C hereto (collectively, the "Investors") with reference to the facts and circumstances set forth in the Recitals below:

                                    RECITALS

         A. The Original Shareholders are the holders of all of the outstanding and unregistered shares of the Company's common stock

         B. Company and the Xenomics Shareholders are parties to that certain Securities Exchange Agreement ("Exchange Agreement") of even date herewith (to which this Agreement is annexed as Exhibit F) pursuant to which Company will acquire all of the issued and outstanding shares of Xenomics' capital stock from the Xenomics Shareholders in exchange for issuance of shares of Company's common stock to the Xenomics Shareholders. Following the closing of the transactions contemplated under the Exchange Agreement, Xenomics will be UKP's wholly owned subsidiary.

         C. As of the Effective Date, the Investors have purchased shares of the Company's common stock.

         D. Section 6.12 of the Exchange Agreement provides that, as a condition to the closing of the transactions contemplated under the Exchange Agreement, the Company, the Original Shareholders, the Investors, and the Xenomics Shareholders shall have entered into a voting agreement providing that the Xenomics Shareholders shall have the right to elect at least 1/3 and not less than 2 of the authorized members of the Company's Board of Directors.

         E. The Company, the Original Shareholders, and the Investors now desire to enter into this Voting Agreement with the Xenomics Shareholders and the Original Shareholders and the Investors wish to agree with the Xenomics Shareholders as to the composition of the Company's Board of Directors.

                                    AGREEMENT

         NOW, THEREFORE, in consideration of the Exchange Agreement, the above Recitals, the mutual promises and covenants hereinafter set forth, and other good and valuable consideration, the sufficiency and receipt of which is hereby acknowledged, the parties, intending to be legally bound, agree as follows:

         1. Agreement to Vote.

                  1.1 Voting of Shares.During the term of this Voting Agreement, the Original Shareholders and the Investors agree to vote all of the shares of the Company's common stock now or hereafter owned by them, whether beneficially or otherwise (collectively, hereinafter referred to as the "Voting Shares"), at any regular or special meeting of shareholders of the Company, or, in lieu of any such meeting, to give their written consent, or to vote their respective Voting Shares in any other manner permitted by applicable law in the election or removal of directors of the Company as provided in this Voting Agreement.

                  1.2 Designation of Xenomics Directors. The Original Shareholders and the Investors hereby agree that, as long the Xenomics Shareholders own the aggregate of 752,667 shares of the Company's capital stock, a majority-in-interest of the Xenomics Shareholders shall have the right (a) (i) if the number of directors then constituting the entire Company's Board of Directors (the "Board") is more than 7, to designate one-third (1/3), of the members of the Board (each, a "Xenomics Director," and, collectively, the "Xenomics Directors"), it being understood that, in the event the number of directors constituting the Board is not dividable by the number three (3), that Xenomics shall have the right to designate the number of Xenomics Directors that equals one-third (1/3) of the next lower number that is dividable by three (3),
(ii) if the number of directors constituting the entire board is between 5 and 7, to designate 2 Xenomics Directors, and (iii) if the number of directors constituting the entire board is less than 5, one (1) Xenomics Director and 1 non-voting Board observer, who shall have equal rights to receive notices of and attend meetings of the Board ("Xenomics Observer"); (b) to remove any Xenomics Director or Xenomics Observer with or without cause and to designate one new Xenomics Director in any removed Xenomics Director's place, and one new Xenomics Observer in any removed Xenomics Observer's place; and (c) to appoint a replacement in the event a Xenomics Director or Observer resigns. The members of the Board, as of the effective date of this Agreement, are: L. David Tomei, Samuil Umansky, Christoph Bruening, Donald Picker and Gary Jacobs, it being recognized that Mr. Tomei and Mr. Umansky are the initial Xenomics Directors. Gabriel Cerrone has been appointed director and co-chairman of the Board, effective as of the date of his written acceptance of this appointment.

                  1.3 Additional Board Observer. For so long as Gabe Cerrone (a) is not a member of the Board, and (b) holds shares of the Company's voting stock, he shall have the right to be a non-voting observer, who shall have the same right as a Board member to receive notices of and attend Board meetings.

                  1.4 Vote for Xenomics Director. The Original Shareholders and the Investors hereby agree to vote that number of Voting Shares as to which they have beneficial ownership sufficient to appoint, elect, remove, or replace, as the case may be, any Xenomics Director to or from the Board as may be directed by a majority-in-interest of the Xenomics Shareholders in accordance with
Section 2.2 above.

         2. Grant of Proxy. Should the provisions of this Voting Agreement be construed to constitute the granting of proxies, such proxies shall be deemed coupled with an interest and, to the extend permitted by law, are irrevocable for the term of this Voting Agreement.

         3. Financial Management. (a)The financial affairs of the Company and Xenomics shall be supervised by an audit committee consisting solely of non-management members of the Board which shall review and approve an operating budget and material variances therefrom.

                  (b) The treasurer of the Company shall have the authority to appoint a non-officer signatory as a signatory for the Company and Xenomics bank accounts, provided payments in excess of $25,000 or a series of payments totally $75,000 or more during a six month period if less than $25,000 individually, shall require the signatures of both, the treasurer of the Company and such non-officer signatory.

                  (c) The selection and approval of a treasurer of the Company, and its chief financial and chief accounting officers shall be made by the Board by an affirmative vote of not less than the majority of the entire Board.

         4. Specific Enforcement. (a) It is agreed and understood that monetary damages would not adequately compensate the Xenomics Shareholders for the breach of this Voting Agreement by the Original Shareholders or the Investors, that the Voting Agreement shall be specifically enforceable, and that any breach or threatened breach of this Voting Agreement by the Original Shareholders or the Investors shall be the proper subject of a temporary or permanent injunction or straining order. Further, each of the Original Shareholders and the Investors waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

                  (b) It is agreed and understood that monetary damages would not adequately compensate the Original Shareholders and Investors for the breach of this Voting Agreement by the Company or Xenomics Shareholders, that the Voting Agreement shall be specifically enforceable, and that any breach or threatened breach of this Voting Agreement by the Company or Xenomics Shareholders shall be the proper subject of a temporary or permanent injunction or straining order. Further, each of the Xenomics Shareholders and the Company waives any claim or defense that there is an adequate remedy at law for such breach or threatened breach.

                  5. Notices. Any notices required or permitted under this Agreement shall be given in writing and shall be deemed effectively given upon personal delivery or one business day after deposit with a nationally recognized overnight delivery service. Notices to the Company shall be addressed to the Company at

                           Used Kar Parts, Inc.
                           3 West 57th Street, 8th Floor
                           New York, NY  10019
                           Attn: President

                           with a required copy to:

                           Herbert H. Sommer, Esq.
                           Sommer & Schneider LLP
                           595 Stewart Avenue, Suite 710
                           Garden City, NY  11530

Notices to an Original Shareholder, an Investor, or a Xenomics Shareholder shall be delivered to the address listed for such stockholder on the respective Exhibit attached hereto or at such other address as any party may designate by ten (10) days advance written notice to the other parties.

         6. Termination. This Voting Agreement shall automatically terminate upon the earlier of (a) the adjudication by a court of competent jurisdiction that the Company is bankrupt or insolvent, (b) the filing of a certificate of dissolution by the Company, (c) upon the written consent of the Company and a majority of the Xenomics Shareholders, (d) upon the listing of shares of the Company's common stock on Nasdaq or a national securities exchange, or (e) on June 15, 2007.

         7. Amendments and Waivers. Any term hereof may be amended and the observance of any term hereof may be waived (either generally or in particular instance and either retroactively or prospectively) only with the written consent of the Company, a majority in interest of the Xenomics Shareholders, a majority in interest of the Original Shareholders, and a majority in interest of the Investors. Any amendment or waiver so effected shall be binding upon all the parties hereto.

         8. Severability. Any invalidity, illegality or unenforceability of any provision of this Agreement in any jurisdiction shall not invalidate or render illegal or unenforceable the remaining provisions hereof in such jurisdiction, provided that the remaining provisions continue to reflect the intent of the parties hereto, and shall not invalidate or render illegal or unenforceable such provision in any other jurisdiction.

         9. Governing Law This Agreement shall be governed by and construed under the laws of Florida, unless the Company shall redomesticate in another jurisdiction, in which case the substantive corporate laws of such jurisdiction shall govern.

         10. Counterparts. This Voting Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. A signature on a copy of this Agreement received by either Party by facsimile is binding upon the other Party as an original. Both Parties agree that a photocopy of such facsimile may also be treated by the Parties as a duplicate original.

         11. Successors and Assigns. Except as otherwise expressly provided in the voting Agreement, the provisions hereof shall inure to the benefit of, and be binding upon, the successors and assigns of the parties hereto. In addition to other legends that are required, either by agreement or by federal or state securities laws, each certificate representing any of the Voting Shares shall be marked by the Company with legend reading as follows:

         "THE SHARES EVIDENCED HEREBY ARE SUBJECT TO A VOTING AGREEMENT (A COPY OF WHICH MAY BE OBTAINED FROM THE ISSUER) AND BY ACCEPTING ANY INTEREST IN SUCH SHARES THE PERSON HOLDING SUCH INTEREST SHALL BE DEEMED TO AGREE TO AND SHALL BECOME BOUND BY ALL THE PROVISIONS OF SAID VOTING AGREEMENT."

          12. Addition of Common Shareholders. Unless otherwise approved by the Board, prior to any sale of unregistered shares of the Company's common stock, or issuance of any new shares of the Company's common stock to any person, the Company shall require the recipient of such shares to enter into this Agreement by executing a counterpart signature page and the Company shall mark the certificate representing such shares with the legend set forth in Section 5 hereof.

         13. Liability of Xenomics Shareholders. No Xenomics Shareholder shall, by reason of his, her or its ability to designate and cause the election of any member of the Board hereunder, or otherwise, be subject to any liability or obligation whatsoever with respect to the management and affairs of the Company or otherwise be or become responsible for any of the debts, liabilities or obligations of the Company.

         14. Director Indemnification. In the event that any director designated under this Agreement shall be made or threatened to be made a party to any action, suit or proceeding with respect to which he may be entitled to indemnification by the Company pursuant to its corporate charter, by-laws or otherwise, such director shall be entitled to be represented in such action, suit or proceeding by counsel of such director's choice and the expenses of such representation shall be reimbursed by the Company to the extent provided in or authorized by said corporate charter, by-laws or other provision and permitted by applicable law. The Company and the other parties hereto agree not to take any action to amend any provision of the corporate charter or by-laws of the Company to delete or weaken any provision relating to indemnification or directors, as presently in effect, without the prior written consent of a majority of the Xenomics Shareholders, for so long as the Xenomics Shareholders retain the right to designate directors as provided herein.

         15. Exculpation; Rights of Xenomics Shareholders. The Xenomics Shareholders shall have the absolute right to exercise or refrain from exercising any rights that Xenomics Shareholders may have by reason of this Agreement and no Xenomics Shareholder shall incur any liability to any other holder of shares of the Company as a result of such Xenomics Shareholder's exercising or refraining from exercising any such right.



                            [SIGNATURE PAGE FOLLOWS]

         IN WITNESS WHEREOF, the parties have executed this Voting Agreement as of the date first above written.


COMPANY:                                    Used Kar Parts, Inc.
                                            a Florida corporation

                                            /s/ Christoph Bruening
                                            ----------------------------------
                                            Name: Christoph Bruening
                                            Title: President



ORIGINAL SHAREHOLDERS:                      Panetta Partners Ltd.,
                                            a ___________________

                                            /s/ Gabriele M. Cerrone
                                            Name: Gabriele M. Cerrone
                                            Title: President


                                            Etruscan Mobilia Investments, Ltd.,
                                            a ___________________


                                            Name: Damian Calderbank
                                            Title: Authorized Signatory


                                            Hawkeye Incubator Ltd.,
                                            a ___________________


                                            Name: Natalia Patsalidou
                                            Title: Authorized Signatory


                                            Lazio Bioventure Ltd.,
                                            a ___________________


                                            Name: Brenda Patricia Cocksedge
                                            Title: Authorized Signatory



                  SIGNATURE PAGE TO VOTING AGREEMENT CONTINUES

XENOMICS SHAREHOLDERS:                               /s/ L. David Tomei
                                                    ----------------------------
                                                    L. David Tomei


                                                     /s/ Samuil Umansky
                                                    ----------------------------
                                                     Samuil Umansky


                                                     /s/ Hovsep S. Melkonyan
                                                    ----------------------------
                                                     Hovsep S. Melkonyan


                                                     /s/ Anatoly V. Lichtenstein
                                                    ----------------------------
                                                     Anatoly V. Lichtenstein


                                                     /s/ Kathryn P. Wilke
                                                    ----------------------------
                                                     Kathryn P. Wilke





                  SIGNATURE PAGE TO VOTING AGREEMENT CONTINUES

INVESTORS:                                 Individual Investor:



                                           /s/ Signatories listed below
                                           Fimi SPA
                                           Blenton Management
                                           Roffredo Gaetani
                                           Nicola Granato
                                           R. Merrill Hunter
                                           Mike Wilkins
                                           Christoph Bruening
                                           Fossil Ventures LLC


                                           Investor that is an Entity:


                                           ___________________________________
                                           (Name of Entity)


                                           By: ________________________________
                                               Name: __________________________
                                               Title: _________________________






                       SIGNATURE PAGE TO VOTING AGREEMENT

                                   EXHIBIT A

                        SCHEDULE OF XENOMICS SHAREHOLDERS



 Xenomics Shareholder's      Shares of Company's Common Stock Held by Xenomics
    Name and Address                  Shareholder as of Effective Date
--------------------------------------------------------------------------------


  L. David Tomei                                 938,360
  Samuil Umansky                                 885,809
  Hovsep S. Melkonyan                            348,803
  Anatoly V. Lichtenstein                         66,689
  Kathryn P. Wilke                                18,340
                                               ---------
  Total Xenomics Shareholders                  2,258,001
                                               =========

                                   EXHIBIT B

                        SCHEDULE OF ORIGINAL SHAREHOLDERS



   Original Shareholder's      Shares of Company's Common Stock Held by Original
      Name and Address                   Shareholder as of Effective Date
      ----------------                   --------------------------------


    Panetta Partners Ltd.                             918,858
    Etruscan Mobilia Investments Ltd.                 749,916
    Hawkeye Incubator Ltd.                            744,588
    Lazio Bioventure Ltd                              724,164
                                                    ---------
    Total Original Shareholders                     3,137,526
                                                    =========

                                    EXHIBIT C

                              SCHEDULE OF INVESTORS



         Investor's          Shares of Company's Common Stock Held by Original
      Name and Address                Shareholder as of Effective Date
      ----------------                --------------------------------
















    Total Common Shares